UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2020
ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
910 West Legacy Center Way, Suite 500
Midvale, Utah 84047
(Address of principal executive offices, including zip code)
(801) 263-0699
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.001 par value	ZAGG	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 11, 2020, ZAGG Inc, a Delaware corporation (the “Company”), held its annual meeting of stockholders (the “Annual Meeting”) at 910 West Legacy Center Way, Suite 500 in Midvale, Utah and virtually at www.virtualshareholdermeeting.com/ZAGG2020. The total number of shares present in person or by proxy was 23,996,266 shares or 80.49% of the total shares issued and outstanding, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present. At the Annual Meeting, stockholders voted on the following proposals: (1) election of the seven nominees identified in the table below to the Board of Directors (the “Board”) to serve until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified, (2) ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and (3) approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.
Set forth below are the results of the voting with respect to each of the proposals:
1.Election of Directors:

Nominee	Number of Shares Voted For	Number of Shares Withheld

Chris M. Ahern	18,236,966	248,688
Michael T. Birch	16,104,661	2,380,993
Ronald G. Garriques	18,253,135	232,519
Cheryl A. Larabee	17,987,470	498,184
Daniel R. Maurer	16,109,838	2,375,816
P. Scott Stubbs	16,096,885	2,388,769
Edward Terino	18,248,390	237,264
RESULT: Each of the identified nominees was elected to the Board.
2.Ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Number of Shares Voted For	Number of Shares Withheld	Number of Shares Abstaining	Broker Non-Votes

23,404,721	573,063	12,454	0
RESULT: Approved (97.61%)
3.Advisory vote on the compensation of the Company's named executive officers:

Number of Shares Voted For	Number of Shares Withheld	Number of Shares Abstaining	Broker Non-Votes

15,074,704	2,130,416	1,274,506	5,510,612
RESULT: Approved (87.62%)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: June 11, 2020	/s/ TAYLOR D. SMITH
Taylor D. Smith
Chief Financial Officer
(Principal financial and accounting officer)